SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2006

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
(Address of principal executive offices)

Registrant's telephone number, including area code: (607) 337-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On January 23, 2006, NBT Bancorp Inc. issued a press release describing its results of operations for the year and quarter ending December 31, 2005 as well as announcing a quarterly dividend of $0.19 per share to be paid on March 15, 2006 to shareholders of record on March 1, 2006. That press release is furnished as Exhibit 99.1 hereto.

ITEM 8.01	Other Events

On January 23, 2006, NBT Bancorp Inc. announced the approval of a plan to repurchase up to 1,000,000 shares of its common stock in addition to the 503,151 shares available for repurchase under a previous authorization. A press release announcing the repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

{c}	The following is being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of NBT Bancorp Inc. dated January 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.
(Registrant)

/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President,
Chief Financial Officer and Corporate Secretary

Date: January 24, 2006